Exhibit 99.5

ELITE SINUS SPINE AND ORTHO LLC

FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2015

ELITE SINUS SPINE AND ORTHO LLC

TABLE OF CONTENTS

INDEPENDENT AUDITOR’S REPORT    1

FINANCIAL STATEMENTS

Balance Sheet    2

Statement of Income    3

Statement of Changes in Members’ Equity    4

Statement of Cash Flows    5

Notes to the Financial Statements    6

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
Elite Sinus Spine and Ortho LLC
Houston, Texas

We have audited the accompanying financial statements of Elite Sinus Spine and Ortho LLC (the “Company”), a Texas limited liability company, which comprise the balance sheet as of December 31, 2015, and the related statements of income, changes in members’ equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elite Sinus Spine and Ortho LLC as of December 31, 2015, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Desroches Partners, LLP

July 12, 2016

ELITE SINUS SPINE AND ORTHO LLC
BALANCE SHEET
DECEMBER 31, 2015

ASSETS

CURRENT ASSETS:
Cash and Cash Equivalents                             $    157,774
Accounts Receivable                                 1,458,979
Prepaid Expenses and Other Current Assets                                 21,386

Total Current Assets                                        1,638,139

PROPERTY AND EQUIPMENT, NET                                1,270,189

GOODWILL                                1,773,808

TOTAL ASSETS                            $    4,682,136

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES:
Accounts Payable                             $    85,571
Accrued Expenses                                141,342
Due to Affiliates                                220,568
Current Portion of Notes Payable                                 596,530

Total Current Liabilities                                            1,044,011

NOTES PAYABLE, NET OF CURRENT PORTION                                1,476,262

TOTAL LIABILITIES                                2,520,273

COMMITMENTS AND CONTINGENCIES

MEMBERS’ EQUITY                                2,161,863

TOTAL LIABILITIES AND MEMBERS’ EQUITY                            $    4,682,136

The accompanying notes are an integral part of these financial statements

2

ELITE SINUS SPINE AND ORTHO LLC
STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2015

REVENUES, NET:
Net Patient Revenue                             $    7,066,450
Net Management Fee Revenue                                 1,080,701

Total Revenues, Net                                            8,147,151

OPERATING EXPENSES:
Insurance                                 46,159
Medical Supplies                                1,752,737
Salaries and Wages                                2,137,742
Professional Fees                                145,159
Professional Services                                269,833
Management Fees                                459,319
Utilities                                76,991
Repairs and Maintenance                                325,137
Leases and Rent                                431,118
Equipment and Supplies                                89,292
Property Taxes                                46,169
Office Expense                                146,676
Depreciation                                 425,925

Total Operating Expenses                                        6,352,257

INCOME FROM OPERATIONS                                1,794,894

OTHER INCOME (EXPENSE):
Sublease Rental Income                                52,662
Interest Expense                                (123,972)
Gain on Sale of Property and Equipment                                27,383
Gain on Insurance Proceeds from Fire Damage                                167,641

Total Other Income                                            123,714

INCOME BEFORE PROVISION FOR STATE INCOME TAX                        1,918,608

PROVISION FOR STATE INCOME TAX                                (34,016)

NET INCOME                            $    1,884,592

The accompanying notes are an integral part of these financial statements

2

ELITE SINUS SPINE AND ORTHO LLC
STATEMENT OF CHANGES IN MEMBERS’ EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2015

BALANCE, DECEMBER 31, 2015                            $    2,236,587

Net Income                                1,884,592

Contributions                                210,000

Distributions                                 (2,169,316)

BALANCE, DECEMBER 31, 2016                            $    2,161,863

The accompanying notes are an integral part of these financial statements

2

ELITE SINUS SPINE AND ORTHO LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2016

CASH FLOW FROM OPERATING ACTIVITIES:
Net Income                             $    1,884,592
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Gain on Sale of Property and Equipment                                 (27,383)
Depreciation                                 425,925
Change in Operating Assets and Liabilities:
Accounts Receivable                                 294,297
Medical Supplies                                 290,673
Prepaid Expenses                                 4,127
Accounts Payable                                 (867,574)
Accrued Expenses                                 (211,072)
Due to Affiliates                                 113,967

Net Cash Provided by Operating Activities                                1,907,552

CASH FLOW FROM INVESTING ACTIVITIES:
Purchases of Property and Equipment                                (200,200)
Proceeds from Sale of Property and Equipment                                65,720

Net Cash Used in Investing Activities                                (134,480)

CASH FLOW FROM FINANCING ACTIVITIES:
Principal Payments on Notes Payable                                (427,691)
Contributions to Members                                210,000
Distributions to Members                                (2,169,316)

Net Cash Used in Financing Activities                                (2,387,007)

NET CHANGE IN CASH AND CASH EQUIVALENTS                            (613,935)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                        771,709

CASH AND CASH EQUIVALENTS, END OF YEAR                            $    157,774

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash Paid for Interest                            $    123,972

Cash Paid for State Income Tax                            $    48,373

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:

Purchase of Property and Equipment via Notes Payable                        $    71,058

The accompanying notes are an integral part of these financial statements

ELITE SINUS SPINE AND ORTHO LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION

Elite Sinus Spine and Ortho LLC (the “Company”) was formed on August 19, 2013 in the State of Texas as a limited liability company. The Company commenced operations in December 2013. The Company was a multi-specialty center in the heart of Houston dedicated to delivering the best in orthopedics, spine and pain, as well as ear, nose and throat (ENT) care.

In connection with the Hospital Department Management Agreement dated November 1, 2015 (the “Management Agreement”), the Company changed the nature of its operations and now provides management services to a surgical facility in Houston, Texas.

The Company has an indefinite life unless terminated at an earlier date as provided for in the Company Agreement.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and notes to the financial statements are the representation of the Company’s management, who is responsible for their integrity and objectivity.

Cash and Cash Equivalents

The Company defines cash and cash equivalents as cash on hand, cash in banks, and all highly liquid investments that are readily convertible to cash with original maturities of three months or less.

Accounts Receivable

Accounts receivable represents amounts owed to the Company that are expected to be collected within twelve months. An allowance is established for contractual adjustments for discounts from prevailing rates as well as accounts whose collection is uncertain. Accounts are charged against the allowance after all collection efforts have failed. At December 31, 2015, the allowance for doubtful accounts totaled $4,801,754.

Revenues

Prior to November 1, 2015, revenues are earned as providers perform medical services for patients. The patients are billed based on Current Procedural Terminology (“CPT”) codes for the medical procedures performed. CPT codes are numbers assigned to every task and service a medical practitioner may provide to a patient including medical, surgical and diagnostic services. CPT codes are developed, maintained and copyrighted by the American Medical Association. The patients are billed the normal billing amount, based on national averages, for a particular CPT code procedure. Revenues are reported at estimated net realizable amounts due from patients and third-party payers for services rendered. For the year ended December 31, 2015, revenues were reported net of contractual adjustments of $70,547,482.

Subsequent to November 1, 2015, revenues are based on the Management Agreement when they perform managerial services for the surgical facility. Revenues are reported at estimated net realizable value for services rendered. For the year ended December 31, 2015, there was no adjustment deemed necessary for bad debt expense.

ELITE SINUS SPINE AND ORTHO LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Property and Equipment

Property and equipment are stated at cost. Expenditures for additions, major renewals and betterments are capitalized, and expenditures for maintenance and repairs are charged against income as incurred. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed for the accounts, and any resulting gain or loss is reflected in income.

The Company provides for depreciation or property and equipment using the straight-line method over the lesser of the lease term of improved leasehold property, or the estimated useful lives of the respective assets.

Goodwill and Other Intangible Assets

Goodwill of $1,773,808 was previously capitalized in connection with a purchase acquisition. Goodwill is not subject to amortization but is evaluated annually for any impairment in value. The Company has assessed various qualitative factors to determine whether it was necessary to perform a goodwill impairment test. If, from an evaluation of these qualitative factors, it was determined that it was more likely than not that the fair value of the reporting unit was less than the carrying value of goodwill, an impairment test would be performed. Based on the results of the assessment, the Company concluded that the more likely than not criteria was not met and no impairment testing was necessary in 2015.

Income Taxes

The Company is a limited liability company and, as such, is not subject to income tax. Taxable income or loss of the Company is included in the respective Members’ tax returns.

The Company is subject to Texas franchise tax, commonly referred to as the Texas margin tax, for the year ended December 31, 2015. Accordingly, a provision and liability for state income tax has been included on the accompanying financial statements.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties. Accordingly, only those tax benefits that have a greater than fifty percent likelihood of being sustained upon examination by the taxing authorities are recognized. As applied to the Company, any tax uncertainties would principally relate to state income taxes, or uncertainties in its U.S. Federal income tax return that is used to determine state income tax liability. The Company’s management has reviewed the Company’s tax positions and determined there were no significant outstanding or retroactive tax positions with less than a 50% likelihood of being sustained upon examination by the taxing authorities.

Based on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in its financial statements. The Company’s evaluation was performed for the tax years ended December 31, 2013 and December 31, 2015 for U.S. Federal and applicable states, the tax years that principally remain subject to examination by major tax jurisdictions as of December 31, 2015.

ELITE SINUS SPINE AND ORTHO LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Fair Value Considerations

The Company uses fair value to measure financial and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value hierarchy established and prioritized fair value measurements into three levels based on the nature of the inputs. The hierarchy gives the highest priority to inputs based on market data from independent sources (observable inputs- Level 1) and the lowest priority to a reporting entity's internal assumptions based upon the best information available when external market data is limited or unavailable (unobservable inputs- Level 3).

The fair value option allows entities to choose, at specified election dates, to measure eligible financial assets and financial liabilities at fair value that are not otherwise required to be measured at fair value. If an entity elects the fair value option for an eligible item, changes in that item's fair value in subsequent reporting periods must be recognized in current earnings. The Company did not elect the fair value option for the measurement of any eligible assets or liabilities.

The Company's financial instruments (primarily cash and cash equivalents, receivables, payables, and debt) are carried in the accompanying balance sheets at amounts which reasonably approximate fair value.

Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that have the most impact on the financial position and results of operations primarily relate to the collectability of and contractual adjustments to accounts receivable, the useful lives of property and equipment and certain accrued liabilities. Management believes these estimates and assumptions provide a reasonable basis for the fair presentation of the financial statements.

Subsequent Events

The Company has evaluated subsequent events through the date the financial statements were available for issuance on July 12, 2016 and determined there were no matters materially affecting the Company’s financial statements or related notes to the financial statements

NOTE 3 – COMPANY AGREEMENT

The following are some of the significant terms of the Company Agreement:

Membership Interests

As specified in the Company Agreement, the Company has three classes of membership (Class A, Class B, and Class C) and there is no limit on the number of authorized shares to be issued for each class of membership. The Company was initially capitalized by contributions aggregating $558,981 for 58 Class A units, $500,000 for 20 Class B units, and $250,000 for 12 Class C units. Class B Members have special voting rights as specified in the Company Agreement.

ELITE SINUS SPINE AND ORTHO LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 3 – COMPANY AGREEMENT – CONTINUED

Restrictions on Membership Interests

As defined in the agreement, no Class A Member, including spouse or ex-spouse, shall transfer any right, title or interest in their respective units without the approval of the Board of Directors.

As defined in the agreement, the Class B Member may transfer any or all interest in Class B units to any person subject to the right of first refusal granted to the Class A Members. Accordingly, the Class A Members shall have the right, but not the obligation, to purchase the Class B Member units for a period of 10 days for an agreed upon price as defined in the Company Agreement. Additionally, the Class A Members shall have the right and option, but not the obligation, to sell the Class A Members’ units in connection with the transfer of Class B Member units to said purchaser. The Class A Members must notify the Class B Member at least 30 days prior to said transfer.

If, at any time, the Class B Member desires to affect a Company sale to any person that is not an affiliate of the Class B Member, then the Class B Member shall have the option to require the Class A Members to transfer some or all of the units held by Class A Members to the respective purchaser at an agreed upon price as defined in the Company Agreement.

In the occurrence of a Terminating Event, as defined in the Company Agreement, the Company has a three-year period from the date of termination to purchase the Terminating Member’s units for an agreed upon price as defined in the Company Agreement.

Management and Liability of Members

The Operating Manager of the Company, except as otherwise expressly stated or provided in the Company Agreement, shall have full power and authority to take all action in connection with the Company’s affairs and to exercise exclusive management, supervision and control of the Company’s properties and business and shall have full power to do all things necessary or incident thereto, without the necessity of any further approval of a Member.

The Members of the Company shall not be personally liable for all or any part of the debts or other obligations of the Company, except for certain personal guaranties obtained in connection with said debts or other obligations.

Profits and Losses

The Company’s profits and losses shall be allocated to the Members in accordance with their outstanding units of membership interests (“sharing ratios”).

Distributions

The Operating Manager determines the cash available for distributions and distributions shall be issued at the Operating Manager’s discretion, but not less than once each year. Distributions made to the Members shall be allocated in accordance with their respective sharing ratios.

ELITE SINUS SPINE AND ORTHO LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 2015:

Life (Years)

Computers and Software                      3 to 5                    $37,654
Furniture and Fixtures                     7              68,526
Leasehold Improvements                    Up to 39                    287,898
Medical Equipment                     5                1,614,395
2,008,473
Less Accumulated Depreciation                            (738,284)

$1,270,189

For the year ended December 31, 2015, depreciation expense totaled $425,925.

NOTE 5 – NOTES PAYABLE

Notes Payable at December 31, 2015, consist of the following:

Note payable to a bank in monthly interest-only installments until March 2015 at which time monthly installments of $42,000 including interest at prime +0.5%
with a floor of 4.25% (4.25% at December 31, 2014); maturing March 2019
and secured by all business assets.                        $1,514,425

Note payable to a bank in monthly interest-only installments until March 2015 at which time monthly installments of $14,000 including interest at prime +0.25%
with a floor of 4.25% (4.25% at December 31, 2014); maturing March 2019
and secured by Property and Equipment.                         496,689

Note payable to financing company in monthly installments of $1,369 including
interest at 5.84%; maturing February 2020 and secured by equipment.                 61,677

2,072,791
Less: Current Portion                     (596,529)

Notes Payable, Net of Current Portion                        $1,476,262

Various note payable agreements contain certain financial and reporting covenants for which the Company was in compliance with at December 31, 2015.

ELITE SINUS SPINE AND ORTHO LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 5 – NOTES PAYABLE – CONTINUED

The following is a summary of future minimum principal payments of notes payable:

Year Ending
December 31,

2016             $596,529
2017                628,154
2018                661,380
2019                182,589
2020                4,139

$2,072,791

NOTE 6 – OPERATING LEASES

As of December 31, 2015, the Company leases office space and office equipment under operating leases expiring in various years through 2017. The terms of the office lease require escalating annual rent payments with an annual adjustment, if necessary, to reflect increases in building operating expenses. According to the terms of the Management Agreement (see Note 1), the office space is sub-leased to its sole customer. All future lease commitments are reduced by future sub-rental revenues which approximate $340,000 per year through 2017. Future minimum lease payments under noncancellable office equipment leases are $53,316 for 2016 and $17,589 for 2017.

Rent expense, including month to month rentals, totaled $431,118 for the year ended December 31, 2015. Sublease rental income for the year ended December 31, 2015 totaled $52,662.

NOTE 7 – RELATED PARTY TRANSACTIONS

As specified in the Company Agreement (see Note 3), the Class B and Class C Members provides certain administrative management services for the Company, the costs of which are determined by the Company Agreement. For the year ended December 31, 2015, the Company incurred expenses of $459,319.

At various times during the ordinary course of business, the Company and the Class B Member will pay expenses on behalf of one another. Additionally, the Class B Member may from time to time advance monies to fund operations. At December 31, 2015, the Company owed $220,568 to the Class B Member for such transactions which is included in due to affiliates on the accompanying balance sheet.

NOTE 8 – CONCENTRATION OF CREDIT RISK

The financial instruments that potentially subject the Company to a concentration of credit risk consist primarily of accounts receivable and cash deposits. Prior to November 1, 2015 revenues were reported at estimated net realizable amounts due from patients and third-parties for services rendered. Generally, these receivables were unsecured. As of and for the year ended December 31, 2015, two payors accounted for approximately 54% of gross patient revenues and one payor comprised 33% of patient receivables.

As of and for the year ended December 31, 2015, one customer accounting for 100% of management fee revenue and accounts receivables.

ELITE SINUS SPINE AND ORTHO LLC
NOTES TO THE FINANCIAL STATEMENTS

NOTE 8 – CONCENTRATION OF CREDIT RISK – CONTINUED

At December 31, 2015, the Company had deposits in an interest-bearing account at a financial institution which from time to time may exceed the Federal Deposit Insurance Corporation insurance limits. Management believes any credit risk is low due to the overall financial strength of the financial institution.

NOTE 9 – LITIGATION

At times, the Company is a defendant in various legal proceedings arising in the ordinary course of business. While, management believes the outcome of pending litigation and claims will not have a material adverse effect on the Company’s financial condition, operations, or cash flows, litigation is subject to inherent uncertainties.